                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Jill K. Conway, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the issuance of up to $1,400,000,000 aggregate principal amount of Medium-Term Notes and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 11/th/ day of October, 2001.





                                              /s/    Jill K. Conway
                                              ----------------------------
                                        Name:        Jill K. Conway

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Ronald E. Ferguson, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the issuance of up to $1,400,000,000 aggregate principal amount of Medium-Term Notes and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     In witness whereof, I have executed this Power of Attorney this 11th day of October, 2001.


                                       /s/ Ronald E. Ferguson
                                       ----------------------
                                 Name:     Ronald E. Ferguson

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Ellen M. Hancock, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the issuance of up to $1,400,000,000 aggregate principal amount of Medium-Term Notes and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

               In witness whereof, I have executed this Power of Attorney this 11/th/ day of October, 2001.





                                            /s/ Ellen M. Hancock
                                            --------------------
                                      Name:     Ellen M. Hancock

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, David W. Johnson, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the issuance of up to $1,400,000,000 aggregate principal amount of Medium-Term Notes and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 11/th/ day of October, 2001.






                                                    /s/  David W. Johnson
                                                    -------------------------
                                             Name:       David W. Johnson

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     I, Richard J. Kogan, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the issuance of up to $1,400,000,000 aggregate principal amount of Medium-Term Notes and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     In witness whereof, I have executed this Power of Attorney this 11/th/ day of October, 2001.







                                                       /s/ Richard J. Kogan
                                                       -----------------------
                                                  Name:    Richard J. Kogan

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     I, Delano E. Lewis, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the issuance of up to $1,400,000,000 aggregate principal amount of Medium-Term Notes and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     In witness whereof, I have executed this Power of Attorney this 11th day of October, 2001.





                                                        /s/ Delano E. Lewis
                                                        ----------------------
                                                  Name:     Delano E. Lewis

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     I, Howard B. Wentz, Jr., do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the issuance of up to $1,400,000,000 aggregate principal amount of Medium-Term Notes and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     In witness whereof, I have executed this Power of Attorney this 11th day of October, 2001.







                                                       /s/ Howard B. Wentz, Jr.
                                                       ------------------------
                                                 Name:     Howard B. Wentz, Jr.